Exhibit 10.1
SIXTH AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
September 17, 2007
among
GOODRICH PETROLEUM COMPANY, L.L.C.,
as Borrower,
BNP PARIBAS,
as Administrative Agent,
and
The Lenders Party Hereto

SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) dated as of September 17, 2007, is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (“Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
     A. Borrower, Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 17, 2005, as amended by the First Amendment to Amended and Restated Credit Agreement, dated December 14, 2005, the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006, the Third Amendment to Amended and Restated Credit Agreement, dated August 30, 2006, the Fourth Amendment to Amended and Restated Credit Agreement, dated November 30, 2006 and the Fifth Amendment to Amended and Restated Credit Agreement, dated August 7, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of Borrower.
     B. Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Sixth Amendment refer to articles and sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Definitions. Section 1.1 is hereby amended by amending and restating the definition of “Agreement” as follows:
“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment to Amended and Restated Credit Agreement, dated December 14, 2005, the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006, the Third Amendment to Amended and Restated Credit Agreement, dated August 30, 2006, the Fourth Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, the Fifth Amendment to Amended and Restated Credit Agreement, dated August 7, 2007 and the Sixth Amendment to Amended and Restated Credit Agreement, dated September 17, 2007.

     2.2 Amendment to Section 9.20. Section 9.20 is hereby amended and restated in its entirety as follows:
“Section 9.20 Swap Agreements. The Borrower will not, and will not permit any Restricted Company to, enter into any commodity Swap Agreements with any Person which would cause the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) to exceed, as of the date such Swap Agreement is executed, (a) 100% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the 24 month period following the date such Swap Agreement is entered into, (b) 75% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the 18 month period following the 24 month period referenced in Section 9.20(a) and (c) 50% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the 6 month period following the 42 month period referenced in Sections 9.20(a) and (b). In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Company to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures.”
     Section 3. Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 14.8 of the Credit Agreement) (the “Effective Date”):
          3.1 The Administrative Agent shall have received from the Determining Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.
          3.2 The Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
          3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Sixth Amendment.
          Section 4. Miscellaneous.
          4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.
          4.2 Ratification and Affirmation; Representations and Warranties. Borrower and each Guarantor hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and

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affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby, notwithstanding the amendments and modifications contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since November 17, 2005, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Event.
          4.3 Loan Document. This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
          4.4 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          4.5 NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
          4.6 GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:	GOODRICH PETROLEUM COMPANY, L.L.C.
	By:	/s/ David R. Looney
		Name:	David R. Looney
		Title:	Executive Vice President & Chief Financial Officer

GUARANTORS:	GOODRICH PETROLEUM CORPORATION
	By:	/s/ David R. Looney
		Name:	David R. Looney
		Title:	Executive Vice President & Chief Financial Officer

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ADMINISTRATIVE AGENT:	BNP Paribas, as a Lender and as Administrative Agent
	By:	/s/ Brian M. Malone
		Name:	Brian M. Malone
		Title:	Managing Director

	By:	/s/ Polly Schott
		Name:	Polly Schott
		Title:	Vice President

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LENDERS:	Comerica Bank, as Lender
	By:	/s/ Josh Strong
		Name:	Josh Strong
		Title:	Assistant Vice President

BMO Capital Markets Financing, Inc. (formerly known as Harris Nesbitt Financing, Inc.), as Lender
	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Director

The Prudential Insurance Company of America, as Lender
	By:	/s/ Brian N. Thomas
		Name:	Brian N. Thomas
		Title:	Vice President

Deutsche Bank Trust Company Americas, as Lender
	By:	/s/ Dusan Lazarov
		Name:	Dusan Lazarov
		Title:	Vice President

	By:	/s/ Omayra Laucella
		Name:	Omayra Laucella
		Title:	Vice President

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